UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2008

AMERICAS WIND ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-50861
(Commission File Number)

20-0177856
(IRS Employer Identification No.)

24 Palace Arch Drive, Toronto, Ontario M9A 2S1 Canada
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (416) 233-5670

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01        Regulation FD Disclosure

On May 14, 2008, we announced that we have entered into a letter of intent with Emergya Wind Technologies Holdings B.V. for Emergya to acquire all of our shares in a cash merger transaction. The merger is subject to completion of Emergya’s due diligence and a definitive agreement, approval of our stockholders and customary third party and regulatory approvals.

Item 9.01        Exhibits

10.1	News Release dated May 14, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAS WIND ENERGY CORPORATION

/s/ Harold C.F. Dickout
Harold C.F. Dickout
President, Chief Executive Officer,
Chairman and Director

Date: May 14, 2008